SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 13, 2005

GLACIER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Montana
(State or other jurisdiction of incorporation)

000-18911	81-0519541
(Commission File Number)	IRS Employer Identification No.

49 Commons Loop
Kalispell, MT 59901
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

The Audit Committee of the Board of Directors of Glacier Bancorp, Inc. (the “Company”) has approved a change in auditors. At a meeting of the Audit Committee held on June 13, 2005, the Audit Committee appointed BKD, LLP (“BKD”) to serve as the Company’s independent public accountants, effective June 16, 2005. BKD will replace KPMG LLP (“KPMG”). The chairman of the Audit Committee informed KPMG on June 13, 2005 that they had been dismissed as auditors.

KPMG performed audits of the Company’s consolidated financial statements as of and for each of the years ended December 31, 2003 and 2004. In addition, KPMG performed audits of management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 20003 and 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the two fiscal years ended December 31, 2004 and the subsequent interim period through June 13, 2005, there were no (1) disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events, as defined in Item 304(a)(1)(v) of Securities and Exchange (SEC) Regulation S-K.

The Company requested that KPMG furnish a letter, addressed to the SEC, stating whether they agree with the above statements. The requested letter from KPMG was received on June 23, 2005, and is filed as Exhibit 16 to this Form 8-K.

During the two years ended December 31, 2003 and 2004 and from December 31, 2004 through June 13, 2005, the date on which BKD was selected to be engaged to be the Company’s independent accountant, neither the Company nor anyone on its behalf had consulted BKD with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any related item.

Item 9.01    Financial Statements and Exhibits

(a)	Financial Statements:	None

(b)	Exhibits.

16. Letter from KPMG LLP

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2005
GLACIER BANCORP, INC.

	By:	/s/ Michael J. Blodnick
Michael J. Blodnick
President and Chief Executive Officer